UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 25, 2004

Equity Oil Company
(Exact Name of Registrant as Specified in Its Charter)

Colorado (State or other jurisdiction of incorporation)	000-00610 (Commission File Number)	87-0129795 (IRS Employer Identification #)

10 West Broadway, Suite 806, Salt Lake City, Utah 84101
(Address of Principal Executive Offices, Zip Code)

(801) 521-3515
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.

99.1	Press Release of Equity Oil Company, dated February 25, 2004.

Item 12. Results of Operations and Financial Condition.

On February 25, 2004, Equity Oil Company issued a press release announcing financial results for the year and quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. This information is being furnished under Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Equity Oil Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such future filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OIL COMPANY

By: /s/ Paul M. Dougan

Paul M. Dougan

President and Chief Executive Officer

Dated: February 25, 2004

EQUITY OIL COMPANY

EXHIBIT INDEX TO FORM 8-K
Report Dated February 25, 2004

Exhibit No.	Description

99.1	Press Release of Equity Oil Company, dated February 25, 2004.